UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  October 30, 2009

Senesco Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-31326	84-1368850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 George Street, Suite 420, New Brunswick, New Jersey	08901
(Address of Principal Executive Offices)	(Zip Code)

(732) 296-8400
(Registrant's telephone number, including area code)

Not applicable (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 3.01    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard;Transfer of Listing.

On October 30, 2009, Senesco Technologies, Inc. (the “Company”) received a notice from the NYSE Amex LLC (“NYSE”) providing notification that, the Company does not meet one of the NYSE’s continued listing standards as set forth in Part 10 of the NYSE company guide and the Company has therefore become subject to the procedures and requirements of Section 1009 of the NYSE company guide.  Specifically, the Company is not in compliance with Section 1003(a)(iii) of the NYSE company guide with stockholder’s equity of less than $6,000,000 and losses from continuing operations and/or net losses in its five most recent fiscal years.  The Company reported stockholder’s equity of $5,667,834 at June 30, 2009.

The notice is based on a review by the NYSE of information which the Company has publicly disclosed, including information contained in the Company’s Form 10-K for the period ended June 30, 2009 which disclosed the financial status of the Company at that time.

To maintain an NYSE listing, the Company must submit a plan by November 30, 2009 advising the NYSE of action it has taken, or will take that would bring the Company into compliance with the continued listing standards within a maximum of 18 months from the date of notification by the NYSE. We are taking steps to prepare and submit such a plan to the NYSE on or before November 30, 2009.

The Listings Qualifications Department of the NYSE will evaluate the Company’s plan and determine whether it reasonably demonstrates the Company’s ability to regain compliance with the continued listing standards within 18 months. If the NYSE accepts the Company’s plan, the Company may be able to continue its listing during the plan period provided that the Company demonstrates progress consistent with its plan and complies with other applicable NYSE listing qualifications. If the Company fails to submit a satisfactory plan or fails to demonstrate progress consistent with the plan accepted by the NYSE, the NYSE may initiate delisting procedures. During the plan period the Company will be subject to periodic review to determine whether the Company is making progress consistent with the plan.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated November 4, 2009 relating to the receipt of the NYSE notification.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENESCO TECHNOLOGIES, INC.

Dated: November 4, 2009	By:	/s/ Bruce Galton
Name: Bruce Galton
Title: President and Chief Executive Officer